                            DEED OF TRUST


     $ 36,000,000                              Silver Spring , Maryland
                                               March 14, 1994

     FOR VALUE RECEIVED, TURTLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership promises to pay to BERKSHIRE MORTGAGE FINANCE CORPORATION, a Delaware corporation, or order at its principal office 470 Atlantic Avenue, Boston, Massachusetts 02210, or at such other place as may be designated in writing by the holder of this note, the principal sum of Thirty Six Million and xx/100--------------------------------------------------------------------------
_____________________________Dollars ( $36,000,000), with interest from date at the rate of; 7 5/8 per centum (7.625%) per annum on the unpaid balance until paid. The principal and interest shall be payable in monthly installments as follows:

     Interest alone payable on the first day of April, 1994. Thereafter commencing n the first day of May, 1994, monthly installments of interest and principal shall be paid in the sum of Two Hundred Forty Five Thousand Nine Hundred Forty Eight and 02 /100 Dollars ($245,948 02) each, such payment to continue monthly thereafter on the first day of each month until the entire indebtedness has been paid. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on the first day of April 2029. The installments of interest and principal shall be applied first to interest at the rate of seven and five-eighths (7.625%) percent per annum upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on the account of principal.

     If default be made in the payment of any installment under this note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to' exercise the same in the event of any subsequent default.

     All parties to this note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

      IN TESTIMONY WHEREOF, TURTLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership has caused this instrument to be executed in its corporate name by its President attested by its Secretary, and its corporate seal to be hereunto affixed, all as of the day, month, and year first above written.

                                TURTLE CREEK ASSOCIATES LIMITED PARTNERSHIP, a Texas limited partnership

                                By:
                                       a general partner

ATTEST:


     This note is identified by the signature of one of the Trustees int he Deed of Trust securing it.


                         Margaret E. Langevin, Trustee

THIS IS TO CERTIFY that this is the note described I, and secured by, Deed of Trust of even date herewith, and in the same principal amount as herein and covering real estate in the County of Montgomery, State of Maryland.

     Dated this 14th day of March, 1994

               Nancy E. Sexton
               Notary Public                    Notary Public
               Commonwealth of Massachusetts
               Commission Expires 10-30-98      My Commission expires 10/30/98

                                   STATE OF MARYLAND
                                   Loan No.
                                   Deed  Of Trust Note

                                   Turtle Creek Associates
                                   Limited Partnership, a Texas
                                   limited partnership
                                                  TO
                                   Berkshire Mortgage Finance
                                   Corporation, a Delaware
                                   corporation
                                           No. 000-11102-PM
                                   Insured under Section 223(f) pursuant
                                   to Section 207 of the National
                                   Housing Act and Regulations pub-
                                   lished thereunder
                                   In effect on December 29, 1993

                                   To the extent of advances approved by the secretary of Housing and Urban Develop-ment acting by and through the Federal Housing Commissioner

                                   By:
                                           (Authorized Agent)

                                           Date
                                   A total sum of $36,000,000 has been
                                   approved for insurance hereunder by the
                                   Secretary of Housing and Urban Develop-
                                   ment acting by and through the Federal
                                   Housing Commissioner

                                   By:
                                           (Authorized Agent)

                                           Date  March 14, 1994


Pay to the order of without recourse

                    Berkshire Mortgage Finance Corporation

                    BY:
                          Ronald F. Halpern, Executive V.P.